EATON VANCE LARGE-CAP GROWTH FUND EATON VANCE LARGE-CAP VALUE FUND Supplement to Prospectus dated May 1, 2009

The following changes are effective December 31, 2009.

1. The following replaces the second paragraph under “Large-Cap Growth Portfolio.” in “Management and Organization”:

Large-Cap Growth Portfolio is managed by a team of portfolio managers lead by Lewis R. Piantedosi. Mr. Piantedosi has served as a portfolio manager of the Portfolio since it commenced operations and manages other Eaton Vance portfolios. He has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR. Yana S. Barton has been a member of the portfolio management team since December 2009. Ms. Barton has managed other Eaton Vance portfolios since 2005. Prior to becoming a portfolio manager, Ms. Barton was a equity research analyst. She has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.

2. The following replaces the second paragraph under “Large-Cap Value Portfolio.” in “Management and Organization”:

Large-Cap Value Portfolio is managed by a team of portfolio managers lead by Michael R. Mach. Mr. Mach has served as a portfolio manager of the Portfolio since January 2000 and manages other Eaton Vance portfolios. He has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski (all since December 2009). Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000 - June 2006). He is a Vice President of Eaton Vance and BMR. Mr. Crowley has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance and BMR. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007). He is a Vice President of Eaton Vance and BMR.

November 30, 2009

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